UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2009

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive, Waco, Texas		76712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On August 12, 2009, FirstCity Financial Corporation (the “Company”) issued a press release describing, among other things, its results of operations for the three months ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1. Such information, including Exhibit 99.1, is furnished pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 7.01.   Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01. Such information, including Exhibit 99.1 attached hereto, should not be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

The information contained under Item 2.02 is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)                              Exhibits:

99.1                                                   Press release dated August 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: August 12, 2009	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 12, 2009.